Exhibit 10.36

Amendment No. 6

to the

A330 Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

US AIRWAYS, INC.

This Amendment No. 6 to the A330 Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of May 3, 2013, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330 Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of November 15, 2007, Amendment No. 2 dated as of October 20, 2008, Amendment No. 3 dated as of January 16, 2009, Amendment No. 4 dated as of July 23, 2009 and Amendment No. 5 dated as of November 20, 2009 (the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 model aircraft;

WHEREAS, the Buyer and the Seller agree to reschedule the deliveries of a certain Aircraft; and

WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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USA – Airbus A330 Purchase Agreement Amendment 6	CONFIDENTIAL AND PRIVILEGED

1.	DELIVERY

1.1	The Seller and the Buyer agree to reschedule the delivery of one (1) A330-200 Aircraft with a Scheduled Delivery Month of ***** to ***** (the “***** Aircraft”).

1.3	The delivery schedule table set forth in Clause 9.1.1 of the Agreement is hereby deleted in its entirety and replaced with the delivery schedule table below:

QUOTE

Rank Number	*****	Scheduled Delivery Month	Year

1	*****	*****	2009
2	*****	*****	2009
3	*****	*****	2009
4	*****	*****	2009
5	*****	*****	2009
6	*****	*****	2010
7	*****	*****	2010
8	*****	*****	2013
9	*****	*****	2013
10	*****	*****	2013
11	*****	*****	2013
12	*****	*****	2013
13	*****	*****	2014
14	*****	*****	2014
15	*****	*****	2014

UNQUOTE

2.	PREDELIVERY PAYMENTS

The Seller acknowledges having received Predelivery Payments totalling *****, for the ***** Aircraft. Notwithstanding the table in Clause 5.2.3 of the Agreement, the ***** Predelivery Payment with respect to the ***** Aircraft in the amount of *****, is due within ***** from the date hereof; the subsequent Predelivery Payment for the ***** Aircraft will be due and payable in accordance with the schedule in such Clause 5.2.3 of the Agreement.

3.	EFFECT OF AMENDMENT

3.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

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USA – Airbus A330 Purchase Agreement Amendment 6	CONFIDENTIAL AND PRIVILEGED

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3.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

5.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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USA – Airbus A330 Purchase Agreement Amendment 6	CONFIDENTIAL AND PRIVILEGED

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.	AIRBUS S.A.S.

By:	By:

Its:	Its:

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USA – Airbus A330 Purchase Agreement Amendment 6	CONFIDENTIAL AND PRIVILEGED